UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-21636
                                                    -----------

              First Trust/Aberdeen Global Opportunity Income Fund
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
                    (Address of principal executive offices)


                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                    Date of reporting period: March 31, 2017
                                              --------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule(s) of Investments is attached herewith.


FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a)
MARCH 31, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                      STATED          STATED          VALUE
   CURRENCY)                    DESCRIPTION                     COUPON         MATURITY     (US DOLLARS)
---------------  -----------------------------------------  --------------  --------------  -------------
FOREIGN SOVEREIGN BONDS AND NOTES - 103.3%

                 ARGENTINA - 3.5%
      7,307,000  Argentine Bonos del Tesoro (ARS).........      18.20%         10/03/21     $     510,481
     23,243,000  Argentine Bonos del Tesoro (ARS).........      16.00%         10/17/23         1,604,331
      1,508,000  Argentine Republic Government
                    International Bond (USD) (b)..........       5.63%         01/26/22         1,546,077
      1,280,000  Argentine Republic Government
                    International Bond (USD) (b)..........       7.50%         04/22/26         1,363,840
        953,386  Argentine Republic Government
                    International Bond (USD)..............       8.28%         12/31/33         1,005,822
      1,598,000  Argentine Republic Government
                    International Bond (USD) (b)..........       7.13%         07/06/36         1,550,859
                                                                                            -------------
                                                                                                7,581,410
                                                                                            -------------

                 ARMENIA - 0.7%
      1,477,000  Republic of Armenia International Bond
                    (USD) (b).............................       6.00%         09/30/20         1,551,588
                                                                                            -------------

                 AUSTRALIA - 4.5%
     10,705,000  Treasury Corp. of Victoria (AUD).........       6.00%         10/17/22         9,668,736
                                                                                            -------------

                 BAHRAIN - 0.9%
      1,856,000  Bahrain Government International Bond
                    (USD) (b).............................       7.00%         10/12/28         1,940,996
                                                                                            -------------

                 BRAZIL - 7.4%
     49,700,000  Brazil Notas do Tesouro Nacional,
                    Series F (BRL)........................      10.00%         01/01/25        15,945,289
                                                                                            -------------

                 CANADA - 2.0%
      4,043,000  Canadian Government Bond (CAD)...........       8.00%         06/01/23         4,238,059
                                                                                            -------------

                 COSTA RICA - 0.4%
        990,000  Costa Rica Government International
                    Bond (USD)............................       4.25%         01/26/23           961,538
                                                                                            -------------

                 EGYPT - 0.4%
        875,000  Egypt Government International Bond
                    (USD) (b).............................       6.13%         01/31/22           911,641
                                                                                            -------------

                 EL SALVADOR - 0.3%
        770,000  El Salvador Government International Bond
                    (USD).................................       7.65%         06/15/35           719,665
                                                                                            -------------

                 ETHIOPIA - 1.3%
        650,000  Ethiopia International Bond (USD)........       6.63%         12/11/24           626,139
      2,370,000  Ethiopia International Bond (USD) (b)....       6.63%         12/11/24         2,282,997
                                                                                            -------------
                                                                                                2,909,136
                                                                                            -------------

                 GHANA - 1.0%
      7,100,000  Ghana Government Bond (GHS) .............      23.00%         08/21/17         1,683,205
        600,000  Ghana Government International Bond
                    (USD).................................       8.13%         01/18/26           576,750
                                                                                            -------------
                                                                                                2,259,955
                                                                                            -------------


                        See Notes to Portfolio of Investments

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MARCH 31, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                      STATED          STATED          VALUE
   CURRENCY)                    DESCRIPTION                     COUPON         MATURITY     (US DOLLARS)
---------------  -----------------------------------------  --------------  --------------  -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                 HONDURAS - 0.8%
      1,500,000  Honduras Government International Bond
                    (USD) (b).............................       7.50%         03/15/24     $   1,655,625
                                                                                            -------------

                 HUNGARY - 1.8%
    955,300,000  Hungary Government Bond (HUF)............       5.50%         06/24/25         3,882,732
                                                                                            -------------

                 INDONESIA - 3.7%
      1,750,000  Indonesia Government International
                    Bond (USD) (b)........................       5.88%         01/15/24         1,988,894
 27,000,000,000  Indonesia Treasury Bond (IDR)............       5.25%         05/15/18         2,003,902
 51,100,000,000  Indonesia Treasury Bond (IDR)............       8.38%         03/15/34         4,072,508
                                                                                            -------------
                                                                                                8,065,304
                                                                                            -------------

                 IRAQ - 1.9%
      4,560,000  Iraq International Bond (USD)............       5.80%         01/15/28         4,035,709
                                                                                            -------------

                 ITALY - 10.2%
      4,650,000  Italy Buoni Poliennali Del Tesoro
                    (EUR).................................       9.00%         11/01/23         7,275,366
      6,800,000  Italy Buoni Poliennali Del Tesoro
                    (EUR).................................       7.25%         11/01/26        10,450,555
        891,000  Italy Buoni Poliennali Del Tesoro (EUR)
                    (b)...................................       1.65%         03/01/32           849,329
      2,970,000  Republic of Italy Government
                    International Bond (USD)..............       6.88%         09/27/23         3,474,321
                                                                                            -------------
                                                                                               22,049,571
                                                                                            -------------

                 IVORY COAST - 1.0%
        484,000  Ivory Coast Government International
                    Bond (USD)............................       6.38%         03/03/28           475,380
      1,720,880  Ivory Coast Government International
                    Bond (USD)............................       5.75%         12/31/32         1,602,982
                                                                                            -------------
                                                                                                2,078,362
                                                                                            -------------

                 JAPAN - 5.9%
  1,074,500,000  Japan Government Thirty Year Bond
                    (JPY).................................       2.40%         03/20/37        12,828,360
                                                                                            -------------

                 KENYA - 0.4%
        790,000  Kenya Government International Bond
                    (USD).................................       6.88%         06/24/24           788,997
                                                                                            -------------

                 MEXICO - 6.3%
    165,842,000  Mexican Bonos (MXN)......................       6.50%         06/09/22         8,703,090
     20,000,000  Mexican Bonos (MXN)......................      10.00%         12/05/24         1,257,717
     63,700,000  Mexican Bonos (MXN)......................       8.50%         11/18/38         3,790,698
                                                                                            -------------
                                                                                               13,751,505
                                                                                            -------------


                        See Notes to Portfolio of Investments

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MARCH 31, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                      STATED          STATED          VALUE
   CURRENCY)                    DESCRIPTION                     COUPON         MATURITY     (US DOLLARS)
---------------  -----------------------------------------  --------------  --------------  -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                 MONGOLIA - 0.4%
      1,000,000  Mongolia Government International Bond
                    (USD).................................       5.13%         12/05/22     $     944,839
                                                                                            -------------

                 NEW ZEALAND - 1.0%
      2,708,000  New Zealand Government Bond (NZD)........       6.00%         05/15/21         2,158,457
                                                                                            -------------

                 NIGERIA - 0.3%
        663,000  Nigeria Government International Bond
                    (USD) (b).............................       7.88%         02/16/32           693,233
                                                                                            -------------

                 PERU - 3.2%
     21,350,000  Peruvian Government International Bond
                    (PEN).................................       6.90%         08/12/37         7,039,611
                                                                                            -------------

                 POLAND - 2.1%
     16,700,000  Republic of Poland Government Bond
                    (PLN).................................       4.00%         10/25/23         4,444,616
                                                                                            -------------

                 PORTUGAL - 4.4%
      7,830,000  Portugal Obrigacoes do Tesouro OT
                    (EUR) (b).............................       5.65%         02/15/24         9,627,940
                                                                                            -------------

                 RUSSIA - 7.9%
    993,000,000  Russian Federal Bond - OFZ (RUB).........      7.05%          01/19/28        16,638,800
        400,000  Russian Foreign Bond - Eurobond (USD)....      5.88%          09/16/43           456,453
                                                                                            -------------
                                                                                               17,095,253
                                                                                            -------------

                 RWANDA - 0.9%
      1,440,000  Rwanda International Government Bond
                    (USD).................................       6.63%         05/02/23         1,455,934
        510,000  Rwanda International Government Bond
                    (USD) (b).............................       6.63%         05/02/23           515,643
                                                                                            -------------
                                                                                                1,971,577
                                                                                            -------------

                 SENEGAL - 0.8%
      1,440,000  Senegal Government International Bond
                    (USD).................................       8.75%         05/13/21         1,636,106
                                                                                            -------------

                 SOUTH AFRICA - 6.0%
     48,160,000  Republic of South Africa Government
                    Bond (ZAR)............................      10.50%         12/21/26         3,972,695
    114,500,000  Republic of South Africa Government Bond
                    (ZAR).................................       6.25%         03/31/36         6,080,847
      2,950,000  Republic of South Africa Government
                    International Bond (USD)..............       4.88%         04/14/26         2,971,388
                                                                                            -------------
                                                                                               13,024,930
                                                                                            -------------

                 SPAIN - 5.6%
      6,000,000  Spain Government Bond (EUR) (b)..........       5.90%         07/30/26         8,836,139
      2,004,000  Spain Government Bond (EUR) .............       6.00%         01/31/29         3,083,724
        164,000  Spain Government Bond (EUR) (b)..........       5.15%         10/31/44           252,199
                                                                                            -------------
                                                                                               12,172,062
                                                                                            -------------


                        See Notes to Portfolio of Investments

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MARCH 31, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                      STATED          STATED          VALUE
   CURRENCY)                    DESCRIPTION                     COUPON         MATURITY     (US DOLLARS)
---------------  -----------------------------------------  --------------  --------------  -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                 SUPRANATIONALS - 4.5%
      7,604,000  European Investment Bank (GBP) ..........       8.75%         08/25/17     $   9,843,272
                                                                                            -------------

                 SURINAME - 0.4%
        900,000  Republic of Suriname (USD) (b)...........       9.25%         10/26/26           897,750
                                                                                            -------------

                 TANZANIA - 0.4%
        766,671  Tanzania Government International Bond
                    (USD) (c).............................       7.42%         03/09/20           812,042
                                                                                            -------------

                 TURKEY - 6.2%
      1,227,000  Hazine Mustesarligi Varlik Kiralama AS
                    (USD) (b).............................       5.00%         04/06/23         1,230,068
      5,500,000  Turkey Government Bond (TRY) ............       6.30%         02/14/18         1,461,466
     36,800,000  Turkey Government Bond (TRY) ............      10.40%         03/20/24         9,963,323
        720,000  Turkey Government International Bond
                    (USD).................................       5.75%         03/22/24           748,786
                                                                                            -------------
                                                                                               13,403,643
                                                                                            -------------

                 UKRAINE - 1.5%
      2,297,000  Ukraine Government International Bond
                    (USD) (b).............................       7.75%         09/01/24         2,155,160
        297,000  Ukraine Government International Bond
                    (USD) (b).............................       7.75%         09/01/25           275,465
        297,000  Ukraine Government International Bond
                    (USD) (b).............................       7.75%         09/01/26           273,322
        297,000  Ukraine Government International Bond
                    (USD) (b).............................       7.75%         09/01/27           273,095
        716,000  Ukraine Government International Bond
                    (USD) (b).............................       (d)           05/31/40           268,142
                                                                                            -------------
                                                                                                3,245,184
                                                                                            -------------

                 UNITED KINGDOM - 1.4%
      1,510,000  United Kingdom Gilt (GBP)................       4.25%         12/07/49         3,110,242
                                                                                            -------------

                 URUGUAY - 0.6%
        520,000  Uruguay Government International Bond
                    (USD).................................       4.38%         10/27/27           545,480
        655,000  Uruguay Government International Bond
                    (USD).................................       7.63%         03/21/36           853,039
                                                                                            -------------
                                                                                                1,398,519
                                                                                            -------------

                 VENEZUELA - 0.6%
      2,370,000  Venezuela Government International Bond
                    (USD).................................       7.75%         10/13/19         1,339,050
                                                                                            -------------

                 ZAMBIA - 0.7%
      1,490,000  Zambia Government International Bond
                    (USD) (b).............................       8.97%         07/30/27         1,561,520
                                                                                            -------------
                 TOTAL FOREIGN SOVEREIGN BONDS AND NOTES..................................    224,244,024
                 (Cost $231,028,888)                                                        -------------


                        See Notes to Portfolio of Investments

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MARCH 31, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                      STATED          STATED          VALUE
   CURRENCY)                    DESCRIPTION                     COUPON         MATURITY     (US DOLLARS)
---------------  -----------------------------------------  --------------  --------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (e) - 24.9%

                 ARGENTINA - 0.3%
        700,000  Genneia S.A. (USD) (b)...................       8.75%         01/20/22     $     731,500
                                                                                            -------------

                 AZERBAIJAN - 0.9%
      1,740,000  Southern Gas Corridor CJSC (USD) (b).....       6.88%         03/24/26         1,911,999
                                                                                            -------------

                 BANGLADESH - 0.5%
      1,000,000  Banglalink Digital Communications Ltd.
                    (USD) (b).............................       8.63%         05/06/19         1,051,200
                                                                                            -------------

                 BARBADOS - 0.5%
      1,000,000  Sagicor Finance 2015 Ltd. (USD) (b)......       8.88%         08/11/22         1,129,750
                                                                                            -------------

                 BRAZIL - 4.1%
      1,550,000  OAS Finance Ltd. (USD) (f) (g) (h) (i)...       8.88%           (j)               69,750
        460,000  OAS Investments GmbH (USD) (f) (g) (h)...       8.25%         10/19/19            20,700
      2,360,000  Petrobras Global Finance BV (USD)........       5.38%         01/27/21         2,428,440
        500,000  Petrobras Global Finance BV (USD)........       8.38%         05/23/21           566,000
      2,440,000  Petrobras Global Finance BV (USD)........       8.75%         05/23/26         2,830,400
        982,114  QGOG Atlantic/Alaskan Rigs Ltd. (USD)....       5.25%         07/30/18           964,927
      1,300,000  QGOG Constellation S.A. (USD)............       6.25%         11/09/19           819,000
      1,040,000  Vale Overseas Ltd. (USD).................       6.88%         11/21/36         1,123,304
                                                                                            -------------
                                                                                                8,822,521
                                                                                            -------------

                 COLOMBIA - 0.4%
        738,000  Banco GNB Sudameris S.A. (USD) (b) (i)...       6.50%         04/03/27           749,993
                                                                                            -------------

                 DOMINICAN REPUBLIC - 0.9%
      1,860,000  AES Andres BV / Domincan Power Partners /
                    Empresa Generadora de Electricidad
                    Itabo (USD) (b).......................       7.95%         05/11/26         2,000,188
                                                                                            -------------

                 EL SALVADOR - 0.5%
      1,078,000  Grupo Unicomer Co., Ltd. (USD) (b).......       7.88%         04/01/24         1,131,900
                                                                                            -------------

                 GEORGIA - 2.1%
        540,000  BGEO Group JSC (USD) (b).................       6.00%         07/26/23           545,962
      1,300,000  Georgian Oil and Gas Corp. JSC (USD) (b).       6.75%         04/26/21         1,373,125
      2,430,000  Georgian Railway JSC (USD) ..............       7.75%         07/11/22         2,681,383
                                                                                            -------------
                                                                                                4,600,470
                                                                                            -------------

                 GUATEMALA - 1.0%
        980,000  Comcel Trust via Comunicaciones
                    Celulares S.A. (b)....................       6.88%         02/06/24         1,021,160
      1,150,000  Industrial Subordinated Trust (USD) .....       8.25%         07/27/21         1,233,375
                                                                                            -------------
                                                                                                2,254,535
                                                                                            -------------

                 HONG KONG - 0.5%
      1,020,000  Shimao Property Holdings Ltd. (USD) .....       8.38%         02/10/22         1,138,524
                                                                                            -------------

                 INDONESIA - 0.8%
      1,600,000  Pertamina Persero PT (USD) (b)...........      4.30%          05/20/23         1,652,586
                                                                                            -------------


                        See Notes to Portfolio of Investments

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MARCH 31, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                      STATED          STATED          VALUE
   CURRENCY)                    DESCRIPTION                     COUPON         MATURITY     (US DOLLARS)
---------------  -----------------------------------------  --------------  --------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (e) (CONTINUED)

                 KAZAKHSTAN - 2.4%
      1,870,000  KazMunayGas National Co., JSC (USD)......       9.13%         07/02/18     $   2,017,001
      1,052,000  Tengizchevroil Finance Co. International
                    Ltd. (USD) (b)........................       4.00%         08/15/26         1,010,667
      2,240,000  Zhaikmunai LLP (USD) (b).................       7.13%         11/13/19         2,192,153
                                                                                            -------------
                                                                                                5,219,821
                                                                                            -------------

                 MEXICO - 1.9%
      1,050,000  Alfa SAB de CV (USD) ....................       6.88%         03/25/44         1,076,250
        890,000  Cemex SAB de CV (USD) (b)................       7.75%         04/16/26         1,003,662
     18,600,000  Petroleos Mexicanos (MXN) ...............       7.19%         09/12/24           881,208
      1,200,000  Unifin Financiera SAB de CV SOFOM
                    ENR (USD) (b).........................       7.25%         09/27/23         1,215,000
                                                                                            -------------
                                                                                                4,176,120
                                                                                            -------------

                 NETHERLANDS - 0.3%
        600,000  GTH Finance BV (USD) (b).................       7.25%         04/26/23           661,866
                                                                                            -------------

                 NIGERIA - 1.0%
      1,000,000  Access Bank PLC (USD) (b)................      10.50%         10/19/21         1,046,475
        980,000  IHS Netherlands Holdco BV (USD) (b)......       9.50%         10/27/21         1,009,851
                                                                                            -------------
                                                                                                2,056,326
                                                                                            -------------

                 PARAGUAY - 0.7%
      1,360,000  Banco Regional SAECA (USD) (b)...........      8.13%          01/24/19         1,455,064
                                                                                            -------------

                 RUSSIA - 1.5%
      1,000,000  Credit Bank of Moscow Via CBOM
                    Finance PLC (USD) (b) (i) (k).........       7.50%         10/05/27         1,016,880
      1,395,000  Evraz Group S.A. (USD) (b)...............       5.38%         03/20/23         1,401,975
        844,000  Polyus Gold International Ltd. (USD) (b).       5.25%         02/07/23           863,876
                                                                                            -------------
                                                                                                3,282,731
                                                                                            -------------

                 SOUTH AFRICA - 0.7%
      1,000,000  Eskom Holdings SOC Ltd. (USD) (b)........       6.75%         08/06/23         1,011,220
        530,000  MTN Mauritius Investment Ltd. (USD) (b)..       6.50%         10/13/26           541,339
                                                                                            -------------
                                                                                                1,552,559
                                                                                            -------------

                 TURKEY - 1.4%
        870,000  Akbank TAS (USD) ........................       5.13%         03/31/25           826,565
        994,000  Turkiye Vakiflar Bankasi TAO (USD) ......       6.00%         11/01/22           974,579
      1,150,000  Yasar Holdings AS (USD) (b)..............       8.88%         05/06/20         1,189,531
                                                                                            -------------
                                                                                                2,990,675
                                                                                            -------------


                        See Notes to Portfolio of Investments

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MARCH 31, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                      STATED          STATED          VALUE
   CURRENCY)                    DESCRIPTION                     COUPON         MATURITY     (US DOLLARS)
---------------  -----------------------------------------  --------------  --------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (e) (CONTINUED)

                 UKRAINE - 0.5%
        980,000  Ukreximbank Via Biz Finance PLC (USD)....       9.63%         04/27/22     $     986,370
                                                                                            -------------

                 UNITED KINGDOM - 1.8%
     77,550,000  HSBC Bank PLC (EGP) (b)..................       (d)           09/21/17         3,933,353
                                                                                            -------------

                 VENEZUELA - 0.2%
      1,370,000  Petroleos de Venezuela S.A. (USD)........       6.00%         05/16/24           504,845
                                                                                            -------------
                 TOTAL FOREIGN CORPORATE BONDS AND NOTES..................................     53,994,896
                 (Cost $53,691,348)                                                         -------------

U.S. GOVERNMENT BONDS AND NOTES - 4.6%

                 UNITED STATES - 4.6%
$     2,760,000  United States Treasury Note .............       1.50%         08/15/26         2,553,972
      6,602,000  United States Treasury Note .............       3.75%         11/15/43         7,513,901
                                                                                            -------------
                 TOTAL U.S. GOVERNMENT BONDS AND NOTES....................................     10,067,873
                 (Cost $10,555,114)                                                         -------------

                 TOTAL INVESTMENTS - 132.8%...............................................    288,306,793
                 (Cost $295,275,350) (l)

                 OUTSTANDING LOANS - (38.0%)..............................................    (82,554,620)

                 NET OTHER ASSETS AND LIABILITIES - 5.2%..................................     11,261,864
                                                                                            -------------
                 NET ASSETS - 100.0%......................................................  $ 217,014,037
                                                                                            =============

-----------------------------

(a) All of these securities are available to serve as collateral for the outstanding loans.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Aberdeen Asset Management Inc., (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At March 31, 2017, securities noted as such amounted to $75,353,797 or 34.7% of net assets.

(c) Floating rate security. The interest rate shown reflects the rate in effect at March 31, 2017.

(d)   Zero coupon bond.

(e) Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Sub-Advisor.

(f) This issuer has filed for bankruptcy protection in a Sao Paulo state court.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2E - Restricted Securities in the Notes to Portfolio of Investments).

(h)   This security is in default and interest is not being accrued by the Fund.

(i) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at March 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.


                        See Notes to Portfolio of Investments

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2017 (UNAUDITED)


(j)   Perpetual maturity.

(k) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At March 31, 2017, securities noted as such are valued at $1,016,880 or 0.5% of net assets.

(l) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $13,375,509 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,344,066.

-----------------------------

Currency Abbreviations:
    ARS   Argentine Peso
    AUD   Australian Dollar
    BRL   Brazilian Real
    CAD   Canadian Dollar
    EGP   Egyptian Pound
    EUR   Euro
    GBP   British Pound Sterling
    GHC   Ghanaian Cedi
    HUF   Hungarian Forint
    IDR   Indonesian Rupiah
    INR   India Rupee
    JPY   Japanese Yen
    MXN   Mexican Peso
    NZD   New Zealand Dollar
    PEN   Peruvian New Sol
    PLN   Polish Zloty
    RUB   Russian Ruble
    TRY   Turkish Lira
    USD   United States Dollar
    ZAR   South African Rand

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

                                                   ASSETS TABLE

                                                                                      LEVEL 2          LEVEL 3
                                                     TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                   VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                   3/31/2017         PRICES           INPUTS           INPUTS
                                                ---------------  ---------------  ---------------  ---------------
Foreign Sovereign Bonds and Notes*............  $   224,244,024  $            --  $   224,244,024  $            --
Foreign Corporate Bonds and Notes*............       53,994,896               --       53,994,896               --
U.S. Government Bonds and Notes*..............       10,067,873               --       10,067,873               --
                                                ---------------  ---------------  ---------------  ---------------
Total Investments.............................      288,306,793               --      288,306,793               --
Forward Foreign Currency Contracts**..........          291,490               --          291,490               --
                                                ---------------  ---------------  ---------------  ---------------
Total.........................................  $   288,598,283  $            --  $   288,598,283  $            --
                                                ===============  ===============  ===============  ===============


                        See Notes to Portfolio of Investments

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2017 (UNAUDITED)

                                                LIABILITIES TABLE

                                                                                      LEVEL 2          LEVEL 3
                                                     TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                   VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                   3/31/2017         PRICES           INPUTS           INPUTS
                                                ---------------  ---------------  ---------------  ---------------
Forward Foreign Currency Contracts**..........  $      (930,076) $            --  $      (930,076) $            --
                                                ===============  ===============  ===============  ===============

*     See the Portfolio of Investments for country breakout.

** See the Forward Foreign Currency Contracts table for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between levels at March 31, 2017.

--------------------------------------------------------------       ----------------------------------------
                                                    % OF TOTAL       CURRENCY EXPOSURE           % OF TOTAL
INDUSTRY CLASSIFICATION                            INVESTMENTS       DIVERSIFICATION            INVESTMENTS +
--------------------------------------------------------------       ----------------------------------------
Sovereigns                                            74.5%          USD                            50.7%
Banks                                                  4.1           EUR                             9.1
Integrated Oil                                         3.8           RUB                             5.8
Supranationals                                         3.4           BRL                             5.5
Government Regional                                    3.4           MXN                             4.6
Metals & Mining                                        1.2           JPY                             4.5
Pipeline                                               1.1           TRY                             4.0
Wireline Telecommunications Services                   1.1           ZAR                             2.4
Exploration & Production                               1.1           PEN                             2.4
Utilities                                              1.0           IDR                             2.1
Railroad                                               0.9           GBP                             1.8
Financial Services                                     0.8           PLN                             1.5
Oil & Gas Services & Equipment                         0.6           AUD                             1.5
Food & Beverage                                        0.4           HUF                             1.3
Real Estate                                            0.4           NZD                             0.8
Retail - Consumer Discretionary                        0.4           ARS                             0.7
Chemicals                                              0.4           INR                             0.7
Communication Equipment                                0.4           GHS                             0.6
Construction Materials Manufacturing                   0.4           CAD                             0.0*
Government Development Banks                           0.3           EGP                             0.0*
Renewable Energy                                       0.3           ------------------------------------
Industrial Other                                       0.0*                                Total   100.0%
-----------------------------------------------------------                                        ======
                                            Total    100.0%
                                                     ======

+ The weightings include the impact of currency forwards.

* Amount is less than 0.1%.


                        See Notes to Portfolio of Investments

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2017 (UNAUDITED)

--------------------------------------------------------------
                                                   % OF TOTAL
CREDIT QUALITY(1)                                  INVESTMENTS
--------------------------------------------------------------
AAA                                                   12.5%
AA+                                                    1.1
A+                                                     4.4
A                                                      6.6
A-                                                     2.4
BBB+                                                  11.9
BBB                                                    5.7
BBB-                                                  16.3
BB+                                                    7.4
BB                                                     8.6
BB-                                                    4.6
B+                                                     6.5
B                                                      4.5
B-                                                     4.0
CCC                                                    0.5
CCC-                                                   0.2
NR                                                     2.8
-----------------------------------------------------------
                                           Total     100.0%
                                                     ======

(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.


                        See Notes to Portfolio of Investments

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MARCH 31, 2017 (UNAUDITED)

FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2C - Forward Foreign Currency Contracts in the Notes to Portfolio of Investments):

                                        FORWARD FOREIGN CURRENCY CONTRACTS
                            ----------------------------------------------------------
                                                                         PURCHASE              SALE           UNREALIZED
SETTLEMENT                        AMOUNT              AMOUNT           VALUE AS OF         VALUE AS OF      APPRECIATION/
   DATE      COUNTERPARTY     PURCHASED (a)          SOLD (a)           3/31/2017           3/31/2017       (DEPRECIATION)
----------  --------------  ------------------  ------------------  ------------------  ------------------  --------------
  4/13/17        RBC        CAD        200,000  USD        150,513    $    150,421        $     150,513     $          (92)
  4/13/17        UBS        EUR      7,227,000  USD      7,661,971       7,714,280            7,661,971             52,309
  4/13/17        CIT        GBP      1,173,000  USD      1,458,217       1,470,096            1,458,217             11,879
  5/24/17        CIT        INR    123,870,000  USD      1,835,492       1,893,558            1,835,492             58,066
  4/13/17        CIT        TRY      7,216,000  USD      1,973,008       1,978,063            1,973,008              5,055
  4/13/17        JPM        USD      5,172,096  AUD      7,109,000       5,172,096            5,430,038           (257,942)
  4/13/17         GS        USD      4,425,535  CAD      5,799,000       4,425,535            4,361,466             64,069
  5/24/17         MS        USD      3,916,712  EGP     71,950,000       3,916,712            3,953,251            (36,539)
  4/13/17         GS        USD     10,890,063  EUR     10,323,000      10,890,063           11,019,028           (128,965)
  4/13/17        CIT        USD     10,883,489  EUR     10,324,000      10,883,489           11,020,095           (136,606)
  4/13/17        JPM        USD      9,295,749  GBP      7,473,000       9,295,749            9,365,749            (70,000)
  4/12/17         GS        USD      1,209,585  MXN     26,128,000       1,209,585            1,392,970           (183,385)
  4/13/17        JPM        USD      1,861,516  TRY      7,216,000       1,861,516            1,978,063           (116,547)
  4/13/17        CIT        USD      3,112,802  ZAR     40,510,000       3,112,802            3,012,690            100,112
                                                                                                            --------------
Net Unrealized Appreciation (Depreciation)................................................................  $     (638,586)
                                                                                                            ==============

(a) Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
    CIT   Citibank, NA
     GS   Goldman Sachs
    JPM   JPMorgan Chase
     MS   Morgan Stanley
    RBC   Royal Bank of Canada
    UBS   UBS


                        See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           MARCH 31, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies."

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L. P. ("First trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           MARCH 31, 2017 (UNAUDITED)

amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of the security;

      4) the financial statements of the issuer, or the financial condition of the country of issue;

      5) the credit quality and cash flow of the issuer, or country of issue, based on Aberdeen Asset Management Inc.'s ("Aberdeen" or the "Sub-Advisor") or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

     12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     13)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of March 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At March 31, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           MARCH 31, 2017 (UNAUDITED)

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Forward Foreign Currency Contracts table in the Portfolio of Investments. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received.

E. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of March 31, 2017, the Fund held restricted securities as shown in the following table that Aberdeen has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for these issuers.

                                                                                                                       % OF
                                                ACQUISITION                    CURRENT      CARRYING                   NET
SECURITY                                            DATE       PAR AMOUNT       PRICE         COST         VALUE      ASSETS
---------------------------------------------- -------------- ------------- ------------- ------------- ------------ --------
OAS Finance Ltd, 8.88%                            4/18/2013     1,550,000      $ 4.50      $ 1,550,000   $   69,750   0.03%
OAS Investments GmbH, 8.25%, 10/19/19            10/12/2012       460,000        4.50          460,000       20,700   0.01
                                                                                           -----------   ----------   -----
                                                                                           $ 2,010,000   $   90,450   0.04%
                                                                                           -----------   ----------   -----


                           3. DERIVATIVE TRANSACTIONS

For the fiscal year-to-date period (January 1, 2017 through March 31, 2017), the notional values of forward foreign currency contracts opened and closed were $212,486,312 and $222,310,062, respectively.

                                4. TENDER OFFER

The Fund announced on February 14, 2017, that the Fund's Board approved the commencement (subject to certain conditions), no later than June 1, 2017, of a cash tender offer for up to 25% of the Fund's then outstanding common shares of beneficial interest at a price per share equal to 98% of the Fund's NAV per share. The Fund will repurchase shares tendered and accepted in the tender offer in exchange for cash. The commencement of the tender offer is pursuant to an agreement between the Fund and Karpus Management, Inc. ("Karpus"). Pursuant to the agreement, Karpus has agreed to be bound by certain standstill covenants until the earlier of the conclusion of the 2019 annual meeting of shareholders of the Fund and April 30, 2019. In addition, Karpus has agreed, among other things, to withdraw its shareholder proposal for the 2017 annual meeting of shareholders of the Fund. Pursuant to the agreement, the Fund has agreed to close the tender offer on or before July 1, 2017.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   First Trust/Aberdeen Global Opportunity Income Fund
             -------------------------------------------------------

By (Signature and Title)                /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: May 23, 2017
     --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: May 23, 2017
     --------------

By (Signature and Title)                /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: May 23, 2017
     --------------